Subsequent Events	3 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
7.	Subsequent Events:

In April 2016, the Company initiated a private placement offering (the “Offering”) of up to $5.5 million solely to “accredited investors” pursuant to Rule 506(c) of regulation D promulgated by the SEC. The Offering is being undertaken on a “no minimum” basis, meaning that the Company is free to raise less than the maximum $5.5 million amount of the Offering. In the Offering, the Company is offering up to 55,000,000 units, with each unit comprised of one (1) share of Common Stock and one (1) 5-year warrant to purchase one (1) share of Common Stock. Each unit is being offered at a price of $0.10, and the exercise price of each warrant is $0.12 per share. No actual units will be issued, and each investor will only receive shares of Common Stock and warrants to purchase Common Stock. Both the shares and the shares underlying the warrants will be subject to customary registration rights. As of May 9, 2016, approximately $2.3 million has been raised under the Offering resulting in the issuance of approximately 23.0 million shares of Common Stock and warrants to purchase 23.0 million shares of Common Stock. Under agreements previously entered into with the Company, Mayne has the right to purchase the Company’s securities in new equity offerings of the Company in an amount necessary to maintain its percentage ownership in the fully-diluted capitalization of the Company. Mayne has provided the Company with written notice of its exercise of such right in connection with the Offering, and it is expected that Mayne will purchase all of its pro rata share, on a fully-diluted basis, of the securities issued by the Company in connection with the Offering.